UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

STARTEK, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12793	84-1370538
(State or other jurisdiction of incorporation or	(Commission File Number)	(I.R.S. Employer Identification No.)
organization)

6200 South Syracuse Way, Suite 485, Greenwood Village CO 80111
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (303) 262-4500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SRT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2021, StarTek, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders, at which the Company’s stockholders voted on the following proposals:

1.
Elect seven directors to the Company’s board of directors (the “Board”) to hold office for a term of one year until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified or until such director’s earlier death, resignation, disqualification, or removal (the “Director Election Proposal”);

2.	Ratify the appointment of BDO India LLP as our independent registered public accounting firm for the year ending December 31, 2021 (the “Accountant Ratification Proposal”);

3.	Hold a non-binding advisory vote to approve the compensation of our named executive officers (the “Advisory Compensation Proposal”); and

4.	Approve an amendment to our 2008 Equity Incentive Plan (the “2008 Plan”) to increase the number of shares available under the 2008 Plan (the “2008 Plan Proposal”).

The voting results are reported below.

Proposal 1: Director Election Proposal. All directors nominated by the Board were elected to the Board to hold office for a term of one year until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

	Number of Shares	Number of Shares
Name	Voted For	Voted Against	Abstain	Broker Non-Votes
Aparup Sengupta	30,787,700	2,341,275	704	4,310,103
Sanjay Chakrabarty	28,815,107	4,313,788	784	4,310,103
Mukesh Sharda	30,111,390	3,017,505	784	4,310,103
Bharat Rao	30,149,227	2,979,668	784	4,310,103
Albert Aboody	32,506,660	622,315	704	4,310,103
Julie Schoenfeld	32,588,360	524,315	17,004	4,310,103
Jerry Schafer	32,639,047	473,628	17,004	4,310,103

Proposals 2, 3, and 4: The Accountant Ratification Proposal, the Advisory Compensation Proposal, and the 2008 Plan Proposal were each approved by the Company’s stockholders.

	Number of Shares	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Proposal 2 – Accountant Ratification Proposal	37,419,486	19,108	1,188
Proposal 3 – Advisory Compensation Proposal	32,560,903	555,644	13,132	4,310,103
Proposal 4 – 2008 Plan Proposal	32,839,382	286,503	3,794	4,310,103

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARTEK, INC.

Date: May 28, 2021	By:	/s/ Vikash Sureka
Vikash Sureka
Chief Financial Officer